U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 15, 2006

                         COMMISSION FILE NUMBER: 0-50834


                               SIAM IMPORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   73-1668122
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                3001 Knox Street, Suite 403, Dallas, Texas 75205
                                 (214) 389-9800
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


              4252 Bonita Road, Suite 151, Bonita, California 91902
                                 (619) 475-7882
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Siam Imports, Inc. (the "Company") is filing this Current Report on Form 8-K to announce changes to its management team.

(c)(1) On May 15, 2006, the Board of Directors of the Company elected George Lowrance as Chief Executive Officer, Wayne McPherson as President, and Robert Nelson as interim Chief Financial Officer.

Effective May 15, 2006, George Lowrance, Wayne McPherson and William Pritchard were appointed as Directors of the Company and Dennis Eldjarnson and M. Taber
Wetz resigned from the Board of Directors. George Lowrance will serve as Chairman of the Board.

(2) Current Officers and Directors of the Company

Name                           Age                 Position                        Dates Served
William W. Pritchard           55     Director                              May 15, 2006 to date.
                                            .
George Lowrance                61     Director, Chief Executive Officer     May 15, 2006 to date.

Wayne McPherson                41     Director, President                   May 15, 2006 to date.

Robert H. Nelson               60     Interim Chief Financial Officer       May 15, 2006 to date.


Below is information on the Company's current Directors and Officers:

William W. Pritchard, Director of the Company, currently serves on the board of Seismic Drilling Services, LLC, Rock Island International, Ltd and First Bartlesville Bank. He has served on the board of Continental Gas Company, SemGroup, LP, Greystone Logistics, Inc. and Motricity, Inc. He was Of Counsel to the law firm of Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C. from March 1996 to January 2006. Prior to March 1996, he served as vice president and general counsel to Parker Drilling Company (PKD-NYSE). Mr. Pritchard received a Bachelor of Arts degree with honors from the University of Kansas in December 1972, and a law degree from the University of Tulsa Law School in December 1975.

George G. Lowrance is a partner with the law firm of Chappell, Hill & Lowrance, L.L.P. He has been a member of the Board of Trustees for Falcon Financial Realty Trust (NASDAQ-FALC) since 2003. Previously, he served as Executive Vice President and General Counsel for United Auto Group (NYSE:UAG) and as a member of the Board of Directors for the South Texas Livestock Exposition. He received a Bachelor of Science degree from the University of Texas (Austin) in 1965, and a law degree from the University of Texas School of Law in 1967.

Wayne McPherson II has served as Chief Engineer for Liberty Operating, Inc. since June 2002. In January 2001 he founded Highland Resources, Inc., and served as President and Chief Operating Officer. In 1997 he was appointed Production Foreman and later promoted to Production Superintendent for Exxon Mobil
Corporation where he served until 2002. From 1988 until 1997 he served in various operations and facility engineering roles for Exxon Mobil Corporation throughout the Mid-continent and Rockies. Mr. McPherson has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma.

Mr. Nelson served as Chief Financial Officer and Chief Operating Officer of Greystone Logistics, Inc. (GLGI.OB) from 2004 to March 2006. From 2001 to 2004, he was a financial consultant to the Key Auto Group, a retail automobile dealership chain. Prior to that, Mr. Nelson was Chief Financial Officer to Fusion Telecommunications International, Inc., a provider of long distance international communication systems from 1999 to 2001. Mr. Nelson has also served as Chief Financial Officer of: Trace International Holding, Inc., a privately owned company with controlling interests in a variety of public and privately owned companies from 1987 to 1999; United Auto Group, the second largest publicly traded retail auto group in the United States from 1996 to 1999; and Ogden Allied Service and Allied Maintenance Corporation from 1982 to 1987. Prior to that, Mr. Nelson was with Coopers and Lybrand, the predecessor to Price Waterhouse Coopers from 1970 to 1981. Mr. Nelson is a certified public accountant and a graduate of Manhattan College.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: MAY 19, 2006                    SIAM IMPORTS, INC.


                                       By: /s/ Wayne McPherson
                                           ----------------------
                                           Wayne McPherson
                                           President